Exhibit 10(d)

                                 Addendum No. 8

                          Pooling Reinsurance Agreement

                                     Between

                         Empire Mutual Insurance Company

                   (formerly Empire Mutual Insurance Company)

                                       and

                            Allcity Insurance Company

                           Executed September 19, 1989



                     Agreement made this 19 day of September 1989 between Empire Insurance Company, formerly Empire Mutual Insurance Company (hereinafter called "Empire") and Allcity Insurance Company (hereinafter called "Allcity").

                     Whereas Allcity is an authorized insurance company in New York State and whereas there is no requirement that Empire withhold funds, bonds or stocks sufficient to cover Allcity's percentage share of Empire's loss reserves for unearned premiums, losses and expenses ceded. Now, therefore, it is mutually agreed, effective 12:01 a.m. October 1, 1989 that the Pooling Agreement between Empire and Allcity is amended as follows:

                     1. Addendum No. 1, effective November 12, 1964 is terminated.

                     2. Article VII of the Pooling Agreement is amended as follows: line 6 following the word "paid" insert a period ending the sentence and Article. The remainder of Article VII following the word "paid" on line 6 is deleted.

                     Nothing contained herein shall otherwise vary, alter, waive, or extend any other terms or provisions of the Pooling Reinsurance Agreement, except as stated above.



Executed at New York, New York



Attest:                                    Empire Insurance Company

By /s/ Mary Jo Marzi                       By /s/ Andrew W. Attivissimo
   -------------------------                  ---------------------------------
                                              Senior Vice President & CFO



Attest:                                    Allcity Insurance Company

By /s/ Lucille Weiss                       By /s/ Robert Iacona
   -------------------------                  ---------------------------------
                                              Vice President & Controller